EXHIBIT 10.2

_________________________

RIOT BLOCKCHAIN, INC.

SUBSCRIPTION AGREEMENT

_________________________

THIS SUBSCRIPTION AGREEMENT (the “Agreement”) has been prepared by Riot Blockchain, Inc., a corporation organized under the laws of the State of Nevada (hereinafter referred to as the “Company”) and goNumerical ltd., a corporation organized under the laws of Canada (the “Purchaser”) in connection with the private placement of 450,000 shares of the Company’s common stock (the “Offering”), no par value per share (the “Common Stock”). The Securities (as defined hereinafter) being subscribed for pursuant to this Agreement have not been registered under the Securities Act.  The offer of the Securities and, if this Agreement is accepted by the Company, the sale of Securities, is being made in reliance upon Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 promulgated thereunder or in reliance upon Rule 903 of Regulation S promulgated thereunder.  All dollar amounts in this Agreement are expressed in U.S. Dollars.  The 450,000 shares of Common Stock are referred to herein as the “Securities.”

The Securities will be offered as consideration for the Software License and Services Agreement (the “License Agreement”) dated as of August 30, 2018,  entered into between the Company and the Purchaser.

This Agreement is submitted by the undersigned in accordance with and subject to the terms and conditions described in this Agreement, and the License Agreement.

The Purchaser hereby represents and warrants to, and agrees with the Company as follows:

ARTICLE 1

AGREEMENT

Agreement

1.1

The Purchaser, as principal, hereby subscribes for the Securities set forth on the Signature Page attached hereto as consideration for the License Agreement, as set forth on the Signature Page (the “Subscription Amount”).

Method of Payment

1.2

The Purchaser shall deliver the services referenced in the License Agreement.

Upon mutual execution of the License Agreement, (the “Closing Date”), the Company shall issue the Securities to the Purchaser.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

Representations and Warranties

2.1

The Purchaser represents and warrants to the Company, with the intent that the Company will rely thereon in entering into this Agreement, that:

(a)

Status of Purchaser.  The Purchaser is, and on each date on which the Purchaser continues to own restricted securities from the Offering will be, a Non-U.S. Person (a “Reg S Person”) and intends to rely upon Regulation S, such Purchaser hereby represents that the representations contained in paragraphs (i) through (viii) of this Section 2.1(a) are true and correct with respect to such Purchaser:

(i)

The issuance and sale to such Reg S Person of the Securities is intended to be exempt from the registration requirements of the Securities Act, pursuant to the provisions of Regulation S; (B) it is not a “U.S. Person,” as such term is defined in Regulation S, and is not acquiring the Securities for the account or benefit of any U.S. Person; and (C) the offer and sale of the Securities has not taken place, and is not taking place, within the United States of America or its territories or possessions.  Such Reg S Person acknowledges that the offer and sale of the Securities has taken place, and is taking place in an “offshore transaction,” as such term is defined in Regulation S.

(ii)

Such Reg S Person acknowledges and agrees that, pursuant to the provisions of Regulation S, the Securities cannot be sold, assigned, transferred, conveyed, pledged or otherwise disposed of to any U.S. Person or within the United States of America or its territories or possessions for a period of six months from and after the closing date of the Offering, unless such securities are registered for sale in the United States pursuant to an effective registration statement under the Securities Act or another exemption from such registration is available.  Such Reg S Person acknowledges that it has not engaged in any hedging transactions with regard to the Securities.

(iii)

Such Reg S Person consents to the placement of a legend on any certificate, note or other document evidencing the securities underlying the Securities and understands that the Company shall be required to refuse to register any transfer of securities not made in accordance with applicable U.S. securities laws.

(iv)

Such Reg S Person is not a “distributor” of securities, as that term is defined in Regulation S, nor a dealer in securities.

(v)

Such Reg S Person understands that the Securities have not been registered under the Securities Act, or the securities laws of any state and are subject to substantial restrictions on resale or transfer.  The Securities are “restricted securities” within the meaning of Regulation S and Rule 144, promulgated under the Securities Act.

(vi)

Such Reg S Person acknowledges that the Securities may only be sold offshore in compliance with Regulation S or pursuant to an effective registration statement under the Securities Act or another exemption from such registration, if available.  In connection with any resale of the Securities pursuant to Regulation S, the Company will not register a transfer not made in accordance with Regulation S, pursuant to an effective registration statement under the Securities Act or in accordance with another exemption from the Securities Act.

(vii)

The Purchaser has not acquired the Securities as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the Securities Act) in the United States in respect of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Securities; provided, however, that the Purchaser may sell or otherwise dispose of the Securities pursuant to registration thereof under the Securities Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;

(viii)

Such Reg S Person makes the representations, declarations and warranties as contained in this Section 2.1(a)(i)-(viii) with the intent that the same shall be relied upon by the Company in determining its suitability as a purchaser of such Securities.

(b)

Experience.  The Purchaser is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of its investments, and to make an informed decision relating thereto, and to protect its own interests in connection with the purchase of the Securities;

(c)

Own Account.  The Purchaser is purchasing the Securities as principal for its own account and not for the account or benefit of, directly or indirectly, any other person.  The Purchaser is purchasing the Securities for investment purposes only and not with a view to resale or distribution and it has no intention to distribute either directly or indirectly any of the Securities to any other person;

(d)

Exemption.  The Purchaser understands that none of the Securities have been registered under the Securities Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to any other person, except pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in each case in accordance with applicable state and provincial securities laws;

(e)

Importance of Representations.  The Purchaser understands that the Securities are being offered and sold to it in reliance on an exemption from the registration requirements of the Securities Act, and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such safe harbor and the suitability of the Purchaser to acquire the Securities;

(f)

No Registration.  The Securities have not been registered under the Securities Act or any state securities laws and may not be transferred, sold, assigned, hypothecated or otherwise disposed of unless registered under the Securities Act and applicable state securities laws or unless an exemption from such registration is available.  The Purchaser represents and warrants and hereby agrees that all offers and sales of the Securities and the Securities shall be made only pursuant to such registration or to such exemption from registration;

(g)

Risk.  The Purchaser acknowledges that the purchase of the Securities involves a high degree of risk, is aware of the risks and further acknowledges that it can bear the economic risk of the Securities, including the total loss of its investment.  The Purchaser has adequate means of providing for its financial needs and foreseeable contingencies and has no need for liquidity of its investment in the Securities for an indefinite period of time;

(h)

Independent Investigation.  The Purchaser, in making the decision to purchase the Securities subscribed for, has relied upon independent investigations made by it and its purchaser representatives, if any, and the Purchaser and such representatives, if any, have prior to any sale to it been given access and the opportunity to examine all material contracts and documents relating to this Offering and an opportunity to ask questions of, and to receive answers from, the Company or any person acting on its behalf concerning the terms and conditions of this Offering.  The Purchaser and its advisors, if any, have been furnished with access to all materials relating to the business, finances and operation of the Company and materials relating to the offer and sale of the Securities which have been requested.  The Purchaser and its advisors, if any, have received complete and satisfactory answers to any such inquiries;

(i)

No Recommendation or Endorsement.  The Purchaser understands that no federal, state or other regulatory authority has passed on or made any recommendation or endorsement of the Securities.  Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this Agreement.  Any representation to the contrary is a criminal offense;

(j)

No Representation. In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or information (oral or written) other than as stated in this Agreement and in the Memorandum;

(k)

No Tax, Legal, Etc. Advise. The Purchaser is not relying on the Company or any of their respective employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Securities, and the Purchaser has relied on the advice of, or has consulted with, only its own advisers;

(l)

Intentionally Omitted;

(m)

No Plan or Scheme.  Purchaser acknowledges that the statutory and regulatory basis for the exemption from U.S registration requirements claimed for the offer of the Securities, although in technical compliance with Regulation S or Regulation D, as the case may be, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the Securities Act or any applicable state or provincial securities laws;

(n)

Foreign Jurisdiction.  Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including: (a) the legal requirements within its jurisdiction for the purchase of the Securities; (b) any foreign exchange restrictions applicable to such purchase; (c) any governmental or other consents that may need to be obtained; and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities.  Such Purchaser’s subscription and payment for, and its continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of the Purchaser’s jurisdiction and

(o)

Short Sales and Confidentiality after the Date Hereof. The Purchaser covenants that neither it, nor any Affiliate (as defined in Rule 405 of the Securities Act) acting on its behalf or pursuant to any understanding with it, will execute any “short sales” as defined in Rule 200 of Regulation SHO under the Securities Exchange Act of 1934, as amended (“Short Sales”, which shall not be deemed to include the location and/or reservation of borrowable shares of common stock) during the period commencing at the time it first became aware of this Offering and ending at the time that the transactions contemplated by this Agreement are first publicly announced.  The Purchaser covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company such Purchaser will maintain the confidentiality of the existence and terms of this Offering and the information included in this Agreement and the Memorandum.  The Purchaser acknowledges the positions of the Securities and Exchange Commission (“Commission”) set forth in Item 65, Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance.

Survival

2.2

The representations and warranties of the Purchaser contained herein will be true at the date of execution of this Agreement by the Purchaser and as of the Closing Date in all material respects as though such representations and warranties were made as of such times and shall survive the Closing Date and the delivery of the  Securities.  The Purchaser agrees that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company’s issuance of the Securities.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

3.1

The Company represents and warrants in all material respects to the Purchaser, with the intent that the Purchaser will rely thereon in making this Agreement, that:

(a)

Legality.  The Company has the requisite corporate power and authority to take up and accept this Agreement and the License Agreement and to issue, sell and deliver the Securities; this Agreement and the issuance, sale and delivery of the Securities hereunder and the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action by the Company; this Agreement and the License Agreement has been duly and validly executed and delivered by and on behalf of the Company, and constitutes a valid and binding agreement of the Company, enforceable in accordance with their respective terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other laws affecting creditors’ rights generally;

(b)

Proper Organization.  The Company and its subsidiaries (“Subsidiaries”) are corporations duly organized, validly existing and in good standing under the laws of their respective jurisdiction of incorporation and are duly qualified as a foreign corporation in all jurisdictions where the failure to be so qualified would have a materially adverse effect on their business, taken as whole;

(c)

No Legal Proceedings.  Except as disclosed in the public filings made with the Commission from time to time (the “SEC Reports”), there is no action, suit or proceeding before or by any court or any governmental agency or body, domestic or foreign, now pending or to the knowledge of the Company, threatened, against or affecting the Company or its Subsidiaries, or any of their properties or assets, which might result in (i) a material adverse effect on the legality, validity or enforceability of this Agreement or the Securities (collectively, the “Transaction Documents”), (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”);

(d)

Non-Default.  Except as disclosed in the SEC Reports, neither the Company nor any of its Subsidiaries is in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property may be bound;

(e)

No Misleading Statements.  The information provided by the Company to the Purchaser does not contain any untrue statement of a material fact or omit to state any material fact;

(f)

Absence of Non-Disclosed Facts.  There is no fact known to the Company (other than general economic conditions known to the public generally) that has not been disclosed in writing to the Purchaser that has or could reasonably be expected to have a Material Adverse Effect;

(g)

Non-Contravention.  The acceptance of this Agreement and the consummation of the issuance of the Securities and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under the Articles of Incorporation or Bylaws of the Company, or any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or any of its properties or assets are bound, or any existing applicable decrees, judgment or order of any court, federal, state or provincial regulatory body, administrative agency or other domestic governmental body having jurisdiction over the Company or any of its properties or assets;

(h)

Filings, Consents and Approvals.  The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws;

(i)

Issuance of the Securities.  The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and non-assessable, free and clear of all liens, charges, security interests, encumbrances, preemptive rights or other restrictions imposed by the Company other than restrictions on transfer provided for in the Transaction Documents.  The Securities, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and non-assessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents.

(j)

Title to Assets.  The Company and its Subsidiaries have good and marketable title to the leasehold interest owned by it and good and marketable title in all personal property owned by it that is material to the business of the Company and the Subsidiaries in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties.  Any real property and facilities held under lease by the Company and the Subsidiaries is held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance;

(k)

Internal Accounting Controls.  The Company and the Subsidiaries will maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company will establish disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Securities Exchange Act of 1934, as amended (“Exchange Act”)) for the

Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms;

(l)

Tax Status.  Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary;

(m)

No General Solicitation.  Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising.  The Company has offered the Securities for sale only to the Purchasers and non- “U.S. person” within the meaning of Rule 902 of Regulation S promulgated under the Securities Act; and

Survival

3.2

The representations and warranties of the Company will be true and correct as of the Closing Date in all material respects and shall survive the Closing Date and the delivery of the Securities.

ARTICLE 4

COVENANTS OF THE COMPANY

Covenants of the Company

4.1

The Company covenants and agrees with the Purchaser that:

(a)

Filings.  The Company shall make all necessary filings in connection with the sale of the Securities as required by the laws and regulations of all appropriate jurisdictions and securities exchanges, including but not limited to “Form D”;

(b)

Integration.  The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers; and

(c)

Non-Public Information.  Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it nor any other Person acting on its behalf, will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information.  The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

Survival

4.2

The covenants set forth in this Article shall survive the Closing Date for a period of six (6) months.

ARTICLE 5

ISSUANCE OF SECURITIES

5.1

As soon as practicable after the Closing Date, the Company shall issue and deliver, or shall cause the issuance and delivery of, the Securities in the name or names specified by the Purchaser purchased in the Offering.  Such Securities shall bear a legend in substantially the following form:

For Non-U.S. Persons

“THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES (AS DEFINED HEREIN) OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE SECURITIES ACT. “UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE SECURITIES ACT.”

5.2

The legend(s) set forth above shall be removed, and the Company shall issue a certificate without such legend to the transferee of the Securities represented thereby, if, unless otherwise required by state securities laws, (i) such Securities have been sold under an effective registration statement under the Securities Act, (ii) such Securities have been sold pursuant to a valid exemption under the Securities Act or (iii) such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission).  The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 5.

ARTICLE 6

CLOSING

Closing shall be effected through the delivery of the Subscription Funds by the Purchaser to the Company and the delivery of the Securities purchased in the Offering by the Company to the Purchaser (or the Purchaser’s representative), together with a copy of this Agreement, duly executed.

ARTICLE 7

INDEMNIFICATION

Indemnification of the Company

7.1

The Purchaser agrees to indemnify and hold harmless the Company against and in respect of any and all loss, liability, claim, damage, deficiency, and all actions, suits, proceedings, demands, assessments, judgments, costs and expenses whatsoever (including, but not limited to, attorneys' fees reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever through all appeals) arising out of or based upon any false representation or warranty or breach or failure by the Purchaser to comply with any covenant, representation or other provision made by it herein or in any other document furnished by it in connection with this Agreement, provided, however, that such indemnity, shall in no event exceed the net proceeds received by the Company from the Purchaser as a result of the sale of Securities to the Purchaser.

Indemnification of the Purchaser

7.2

The Company agrees to indemnify and hold harmless the Purchaser against and in respect of any and all loss, liability, claim, damage, deficiency, and all actions, suits, proceedings, demands, assessments, judgments, costs and expenses whatsoever (including, but not limited to, attorneys' fees reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever through all appeals) arising out of or based upon any false representation or warranty or breach or failure by the Company to comply with any covenant, representation or other provision made by it herein or in any other document furnished by it in connection with this Agreement.

ARTICLE 8

GENERAL PROVISIONS

Governing Law

8.1

This Agreement shall be governed by and construed under the law of the State of New York without regard to its choice of law provision.  Any disputes arising out of, in connection with, or with respect to this Agreement, the subject matter hereof, the performance or non-performance of any obligation hereunder, or any of the transactions contemplated hereby shall be adjudicated in a court of competent civil jurisdiction sitting in New York, New York and nowhere else.  The parties hereby consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested. The address for service of process shall be (a) to the Company, at 202 6th Street, Suite 401 Castle Rock, CO 80104, Attn: CEO, and (b) to the Purchaser, at Unit 400, 590 King Street West, Toronto, Ontario, M5V 1M3 Attn: Cole Diamond, CEO, or, in each case, to such other address as each party shall subsequently furnish in writing to the other.  In any action, suit or proceeding brought by any party against any other party, the parties each knowingly and intentionally, to the greatest extent permitted by applicable law, hereby absolutely, unconditionally, irrevocably and expressly waive forever trial by jury.

Successors and Assigns

8.2

This Agreement shall inure to the benefit of and be binding on the respective successors and assigns of the parties hereto.

Execution by Counterparts and Facsimile

8.3

This Agreement may be executed in counterparts and by facsimile, each of which when executed by any party will be deemed to be an original and all of which counterparts will together constitute one and the same Agreement.

Independent Legal Advice

8.4

The parties hereto acknowledge that they have each received independent legal advice with respect to the terms of this Agreement and the transactions contemplated herein or have knowingly and willingly elected not to do so.

Severability

8.5

If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.

[Remainder of page intentionally left blank]

INVESTOR QUESTIONNAIRE

The Purchaser represents and warrants as to the Purchaser’s categorization below, and that for such category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Purchaser comes within that category.  The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

________________

The undersigned is a Non-U.S. Person (a “Reg S Person”), and such Purchaser hereby represents that the representations contained in paragraphs (a) through (f) below are true and correct with respect to such undersigned Purchaser:

(a)

the issuance and sale to such Reg S Person of the Securities is intended to be exempt from the registration requirements of the Securities Act, pursuant to the provisions of Regulation S; (ii) it is not a “U.S. Person,” as such term is defined in Regulation S, and is not acquiring the Securities for the account or benefit of any U.S. Person; and (iii) the offer and sale of the Securities has not taken place, and is not taking place, within the United States of America or its territories or possessions.  Such Reg S Person acknowledges that the offer and sale of the Securities has taken place, and is taking place in an “offshore transaction,” as such term is defined in Regulation S.

(b)

Such Reg S Person acknowledges and agrees that, pursuant to the provisions of Regulation S, the Securities cannot be sold, assigned, transferred, conveyed, pledged or otherwise disposed of to any U.S. Person or within the United States of America or its territories or possessions for a period of six months from and after the closing date of the Offering, unless such securities are registered for sale in the United States pursuant to an effective registration statement under the Securities Act or another exemption from such registration is available.  Such Reg S Person acknowledges that it has not engaged in any hedging transactions with regard to the Securities.

(c)

Such Reg S Person consents to the placement of a legend on any certificate, note or other document evidencing the securities underlying the Securities and understands that the Company shall be required to refuse to register any transfer of securities not made in accordance with applicable U.S. securities laws.

(d)

Such Reg S Person is not a “distributor” of securities, as that term is defined in Regulation S, nor a dealer in securities.

(e)

Such Reg S Person understands that the Securities have not been registered under the Securities Act, or the securities laws of any state and are subject to substantial restrictions on resale or transfer.  The Securities are “restricted securities” within the meaning of Regulation S and Rule 144, promulgated under the Securities Act.

(f)

Such Reg S Person acknowledges that the Securities may only be sold offshore in compliance with Regulation S or pursuant to an effective registration statement under the Securities Act or another exemption from such registration, if available.  In connection with any resale of the Securities pursuant to Regulation S, the Company will not register a transfer not made in accordance with Regulation S, pursuant to an effective registration statement under the Securities Act or in accordance with another exemption from the Securities Act.

SIGNATURE PAGE TO

SUBSCRIPTION AGREEMENT

Purchaser hereby elects to subscribe under the Subscription Agreement for a total of 450,000 shares of the Company’s Common Stock, at a cost of $0.001per Share, as consideration for the License Agreement dated as of August 30, 2018,  entered into between the Company and the Purchaser.

Purchaser’s signature below constitutes execution of the Subscription Agreement.

Date:  August 31, 2018.

goNumerical ltd._

                             Canada______________________________

Name of Partnership,

Country of Organization

Corporation, Limited

Liability Company or Trust

By: /s/ Cole Diamond

By:  /s/ John O’Rourke

Name: Cole Diamond

Name: John O’Rourke

Title: CEO

Title: CEO

Unit 400, 590 King Street West, Toronto, Ontario, M5V 1M3____________________________

Address

PLEASE FAX OR E-MAIL A COPY OF THE COMPLETED AND SUBSCRIPTION AGREEMENT TO:

Attn: CEO

Riot Blockchain, Inc.

202 6th Street, Suite 401

Castle Rock, CO 80104

RIOT BLOCKCHAIN, INC.

SIGNATURE PAGE TO

SUBSCRIPTION AGREEMENT

Riot Blockchain, Inc.’s signature below constitutes execution of the Subscription Agreement.

ACCEPTED AND AGREED TO

this 31st day of August, 2018.

RIOT BLOCKCHAIN, INC.

By: /s/ John O’Rourke

Name: John O’Rourke

Title: CEO